

EXACTUS

HEMP CBD FROM SEED –

GENETIC SCIENCE STARTS WITH THE SEED

WE ARE ALWAYS IN CONTROL

OTCQB: EXDI

April 2019

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements. Such forward-looking statements include those that express plans, anticipation, intent, contingency, goals, targets for future development and/or otherwise are not statements of historical fact. These forward-looking statements are based on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown that could cause actual results and developments to differ materially from those expressed or implied in such statements. Such risks and uncertainties include, but are not limited to, the impact of competitive products, regulatory uncertainty, the risk that our products could be regulated or banned by the US Food and Drug Administration, the ability to meet customer demand, supply or product, production and processing delays, the ability to manage growth, acquisitions of technology, equipment, or human resources, the ability to access new capital, the effect of economic business conditions, and the ability to attract and retain skilled personnel. We are not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

This presentation is for informational purposes and nothing contained herein is an offer to sell or a solicitation of an offer to buy any securities, and may not be relied upon in connection with the purchase or sale of any security. Any offering or solicitation will be made only to qualified prospective investors pursuant to an offering memorandum and subscription documents, all of which should be read in their entirety.

Defining Our “Hemp” Playing Field – Exactus’ Mission Statement

MISSION STATEMENT

- Our mission is to become the most trusted name in the CBD business.
- Our focus is purely the pursuit of healthy products that are derived from hemp. We are committed to a hemp based future in which products are developed from certified genetic hemp seed stock, that are free of toxins, produced in cGMP certified facilities, laboratory tested, and provide means for full traceability through the plant and production life cycle and supply chain.

AVOIDING CONFUSION WITH MARIJUANA – WE ARE NOT A MARIJUANA COMPANY

- “CBD” and hemp are ofttimes confused with activities that take place in the marijuana industry. While certain states have legalized marijuana the federal government has not approved any recreational marijuana in the United States.
- **Our business is not related to the marijuana or cannabis businesses that possesses greater than 0.03% THC, the federal legal limit for hemp. In December 2018 only hemp based products were removed from Schedule 1 of the Controlled Substance Act list, which has been generally interpreted as creating opportunities to farm and lawfully produce products from hemp.**

TERMINOLOGY

- Cannabis is a plant.
- Marijuana and hemp are parts of the cannabis plant.
- Cannabinoids (or CBD, CBG, CBN) are derived from the cannabis plant.
- CBD and other cannabinoids are sometimes thought to have a medical impact and positive effects on various human and animal health conditions
- THC is commonly associated with the euphoric effect of consuming marijuana.
- Commonly thought that CBD does not have THC or sufficient THC to create euphoric effect.

CORPORATE OVERVIEW

Operating Goals

- Hemp-Based CBD Products
- Private Label and Branded "Hemp Healthy®" Products
- Majority Interest in 200 Acre Industrial Hemp Farm
- Assisting Medical and Health-Care Professionals with Hemp Derived Education and Products
- Pharmacy Sales of Hemp Derived Consumables Planned
- Sponsored CBD Clinical Studies Planned
- POC Medical Devices

OTC-QB SYMBOL:"EXDI"

- Fully reporting and current in all SEC filings
- Fully diluted shares outstanding approximately 38,500,000



EXACTUS

USA HEMP/CBD MARKET OPPORTUNITY

$367M

2017 – Sales of $367M and expected to be >$500M in 2018*

2018 – Hemp derived CBD outpacing cannabis derived CBD

The US market for Hemp represents a massive opportunity to early movers and innovators

The Brightfield Group estimates the total CBD market will be at ~$22B in 2022

- Growth in specialty retailers will double in the same time frame to 28%
- Practitioner distribution will grow 4x and account for 20% of all sales

~60%

Most common product use is liquid, tincture ~60% in 2018

EXACTUS

THE EXACTUS ADVANTAGE


Ceed2med


HEMPHEALTHY
3000 mg
CBD Plus
FULL SPECTRUM
CBD OIL
1 fl oz (30 mL)



Master Development and Supply Agreement

- Partnered with Ceed2Med, our largest shareholder, for dedicated supply of biomass, genetics, isolate/distillate for branded and white label products.
- Guaranteed 2,500 Kilograms annually

Hemp Healthy® Products

- Full spectrum whole plant extract used in all our products
- Increasing revenue opportunity with expanding product line
- Direct to consumer platform
- Sold through www.buyhempcbd.com

200 Acre Farm in Cave Junction, Oregon

- Acquired majority interest in 200 acre industrial hemp farm
- Seed genetics developed by Oregon CBD
- 2017 & 2018 successful crop harvests
- Vertically integrated through commercialization to consumer product through largest shareholder Ceed2Med

EXCLUSIVE MANUFACTURING AND DEVELOPMENT PARTNERSHIP

Multi year Master Supply and Development Agreement

Premier pricing

Attractive credit terms

Seed genetics, farming, processing, manufacturing, testing and distribution expertise

All Stages of Production to the highest cGMP, food grade standards
- Ability to tack and trace every unit back to the farm
- Seed to sale chain of custody
- Product liability insurance

Superior biomass for production of isolate/distillate in dedicated facilities
- Significant capacity to easily commit to initial contract for 2,500 kilos in year 1 and more

Owned and leased domestic and international farming by Ceed2Med
- Over 20,000 kg of active cannabinoids produced in 2018

HEMPHEALTHY

Direct To Consumer Platform

www.buyhempcbd.com

- Full spectrum whole plant extract (entourage effect from full spectrum cannabidiol oil + pure 99% crystalline cannabidiol)
- Trusted Quality Assurance: 3rd Party Lab Testing & Good Manufacturing Processes For All Of Our CBD Products
- Healthcare Practitioner And Social Influencer Affiliate Program


HEMPHEALTHY™
6000 mg
CBD Plus
FULL SPECTRUM
CBD OIL
1 fl oz (30 mL)
Batch Tested & Certified


HEMPHEALTHY™
1500 mg
CBD Plus
WHOLE PLANT
GEL CAPS
30


HEMPHEALTHY
CBD Plus

EXACTUS

SEED TO SALE TRACKING



Certified Genetics
Cultivation
Harvest
GMP Extraction
Manufacturing
Test and Analysis
Transportation
Compliance
Retailer
Consumer

EXACTUS

200 Acre Industrial Hemp Farm



Oregon CBD Seeds

- One of five companies globally with access to their genetics
- 30 years of combined cannabis production and policy experience of its founders Seth and Eric Crawford

Our farm in Oregon is located in the Illinois Valley, well known for its superior hemp growing topography

Farming techniques

- Unique patent pending drying technology,
- Scientific principles to maximize CBD concentration and biomass quality for successful production of crude

Organic

- Soil testing
- No pesticides
- Proprietary drying techniques

EXACTUS

INVESTMENT HIGHLIGHTS

Leading the development of and exceeding current industry standards

Highest quality products on the market
- Patent pending formulation technology
- Patent focused

Healthcare and professional focused, “high-end” sales strategy
- Premium pricing and margins

Direct to consumer platform
- Hemp Healthy®
- www.buyhempcbd.com

Master Product Development and Supply Agreement provides existing relationships with distributors for multiple opportunities to rapidly increase revenue

Majority ownership in 200 acre industrial hemp farm

Currently >60 SKU’s available to meet growing consumer demand
- High concentration for increased potency

Grade A Hemp Oil is derived by using Whole Hemp plant extract by cryogenic extraction
- All products contain <0.3%THC and are 100% non-psychoactive
- All products compliant with section 7606 of the 2014 US Farm Bill

EXACTUS

MANAGEMENT



JONATHAN GILBERT

EXECUTIVE CHAIRMAN

- Founder and CEO of Scythian Biosciences, Inc. from 2014 through May of 2018.
- Scythian Biosciences, Inc. is a publicly-traded research and development company focusing on the prevention and treatment of concussions and traumatic brain injury with its proprietary Cannabinoid combination, as well as strategic investments and partnerships across cultivation, distribution and retail of legal cannabis.



PHILIP J YOUNG

CHAIRMAN AND CEO

- 20+ years Executive Management, CEO of public Biotech/Pharma Companies
- Built Commercial teams and managed product launches of >$300M
- President and Chief Executive Officer and Director for AmpliPhi Biosciences from October 2011 through December 2014
- CEO & Director of Osteologix, a company developing therapies for bone disease from 2007-2013
- CBO & EVP of Ismed, the developer of novel, transformational therapies that target rare diseases
- Genentech and Gilead Sciences



ANDREW L. JOHNSON

CHIEF STRATEGY OFFICER

- 10+ years of Wall Street experience
- Director of Investor Relations at ChromaDex Inc. from 2014 to 2018
  - Successfully uplisted company from OTC to Nasdaq
  - Increased institutional ownership from under 3% to over 15%
  - Liquidity increased over 500%
- Director of Outreach at Alliance Advisors, an investor relations consulting firm from 2013 to 2014
- Institutional Equity Sales at Sidoti & Company from 2011 to 2013



KELLEY A WENDT CPA

CFO

- 20+ years Public Accounting
- 4 listed companies
- Former Auditor with McGladrey & Pullen

EXACTUS

BOARD OF DIRECTORS

KENNETH E. PUZDER

Director

- Kenneth E. Puzder serves as Chief Financial Officer of Ceed2Med. In addition, from December of 2014 to the present, he has served as the co-founder, Managing Member, and CFO of the Lukens Group, LLC.
- From 2003 through 2006, he served as Chief Financial Officer of AFA Service Corporation (a sister company to ARG), VP for Accounting and Finance or Arby's Restaurant Group, Inc., and Regional Controller or RTM, Inc. (a subsidiary of ARG). From August of 2000 through April of 2003, Mr. Puzder was with Panera Bread Company.

JEFFREY THOMPSON

Independent Director

- Jeffrey Thompson founded Red Cat Propware Inc., a provider of cloud-based analytics, storage, and services for drone aircraft, in 2016 and is currently its CEO and sole Director.
- In December 1999 he founded Towerstream Corp. Towerstream Corp. became a publicly traded company on the NASDAQ in June 2007, when Mr. Thompson was President, Chief Executive Officer and a Director.

KEVIN J. ESVAL

Independent Director

- Kevin J. Esval has served as Executive Managing Director and CCO of VelocityHealth Securities since founding the company in 2000. Mr. Esval has significant industry and investment banking experienced in most sectors of health care including specialty pharmaceuticals & generics, health care services, health care IT, diagnostics, biotechnology, and other sectors.
- Previously, Mr. Esval served as a divisional SVP and COO for UnitedHealth Group (NYSE: UNH), one of the largest health care services companies in the world with annual revenues exceeding $200 billion.

JOHN PRICE

Independent Director

- John Price currently serves as Chief Financial Officer, Treasurer and Secretary of SCWorx Corp., a publicly-traded provider of data normalization, application interoperability and big data analytics within the healthcare provider market.
- Previously, Mr. Price was Chief Financial Officer of MusclePharm Corporation, a publicly-traded nutritional supplement company.

ADVISORY BOARD



EMILIANO ALOI

PRESIDENT OF EXACTUS & SENIOR ADVISOR

- Co-founder of Ceed2Med, LLC
- Vice President, Strategic Development and Director, Strategic Development, GenCanna Global
- Agro-industrial Supply and Market Development Professional
- Co-sponsored research programs for Stevia and Aloe Vera in 2012
- Co-developed Algae biomass project for Loma Negra in 2011
- Dedicated to creating supply solutions and promoting product and market development of industrial hemp products and derivatives, from genetics to finished product



TROY RHONEMUS

SENIOR ADVISOR

- Senior Director of Operations at Bolt Treads, Inc.
- COO & EVP at ChromaDex from 2014 to 2018
    - Grew the company's ingredient business from $2.5mm to $16.3mm
    - Sold the Analytical Service business to Covance for $7.5mm
    - Transitioned the company from an ingredient company to a consumer product company with the launch of TRU NIAGEN
- Truvia® Business Process Manager at Cargill Health & Nutrition from 2010 to 2013
    - Developed a global sourcing strategy, identified contract manufacturer, lead approval process, and negotiated contract, which reduced cost by 20% for the Truvia ® ingredient products
- Truvia® Technology Manager at Cargill Health & Nutrition from 2007 to 2010
    - Built a technology team to design and scale up a process to produce Truvia® from leaf to final product. Built lab and pilot scale capabilities to complete the research necessary to ensure the technology could be transferred into production

EXACTUS

2019 MILESTONES

Q1, 2019

Ceed2Med Development and Supply Agreement executed. Recapitalization and Board of Director Appointments.

Q1, 2019

Majority ownership in 200 acre industrial hemp farm. Acquired Hemp Healthy direct to consumer platform.

Q2, 2019

Complete the build out of the commercial team.

Q2, 2019

Initiate FDA regulatory readiness framework.

Q3, 2019

Upon eligibility seek NASDAQ uplisting.

Q4, 2019

Complete FDA regulatory readiness review.

SUMMARY



- OTCQB listed, planned NASDAQ uplisting with future public offering
- Executed Master Product Development and Supply Agreement
- Full control over all aspects of the product lifecycle
  - Seed to final product tracking and accountability
  - Highest standards throughout the product lifecycle
- Majority ownership in 200 acre industrial hemp farm
- Direct to consumer distribution through www.buyhempcbd.com
- Industry leading compliance QA and QC
- Successful management team with excellent track record

EXACTUS

EXACTUS

From The Seed To The Final Product
Only The Highest Standards
Leading The Way
Raising The Bar

For further information contact:

PHILIP YOUNG, Chief Executive Officer
Email pyoung@exactusinc.com

Andrew Johnson, Chief Strategy Officer
Email ajohnson@exactusinc.com

